PROFESSIONAL CONSULTING AGREEMENT

         THIS PROFESSIONAL CONSULTING AGREEMENT is made this ____ day of December 1998, by and between Har-Les Tool, Inc., 4782 NE 11th Avenue, Ft. Lauderdale, Florida 33334 ("Consultant"), and Imaging Diagnostic Systems, Inc. ("Client"), a Florida corporation with principal offices located at 6531 NW 18th Court, Plantation, Florida 33313.

         WHEREAS, Consultant renders prototype design consulting; and

         WHEREAS, Consultant has provided and Client wishes to enlist Consultant to provide such services, and Consultant and Client wish to formalize in a written agreement the terms and conditions under which consultant has and will provide such services to Client;

         NOW, THEREFORE, for the mutual promises and other consideration described herein, the parties hereto agree as follows:

         1. SERVICES TO BE PROVIDED BY CONSULTANT. Consultant has provided since January 1, 1998 and will continue to provide prototype design consultation with respect to the Client's products and proposed products on an "as-needed basis" as requested by the Client, in consideration of the compensation provided under this Agreement.

         2. COMPENSATION FOR SERVICES. In consideration of Consultant's provision of the past and future services provided and to be provided as more fully described in paragraph 1, Client's Board of Directors shall initially authorize the issuance of 113,200 shares of the Company's Common Stock ("Shares") to be registered pursuant to an S-8 Registration Statement. Consultant shall invoice Client for work performed and Client shall deliver to Consultant that number of Shares, determined by valuation of the common stock at $.50 per share (the "Valuation"). Consultant shall invoice Client for work performed and Client shall deliver to Consultant that number of Shares, based on the Valuation, equal to the amount invoiced.

         3. TERM AND TERMINATION. This Agreement shall become effective as of January 1, 1998, and shall remain in effect eighteen months from that date ("Expiration Date"). Client and Consultant may mutually agree to extend the Agreement for an additional period. In the absence of such an agreement, this Agreement shall automatically terminate upon the Expiration Date.

         4. REIMBURSEMENT FOR EXPENSES. Consultant shall receive reimbursement for reasonable expenses and costs from Client no later than 30 days after Consultant presents valid invoices or receipts for such expenses.

         5. REPRESENTATIONS AND WARRANTIES. Consultant represents and warrants that services to be provided and materials to be produced or developed by Consultant under this Agreement will be performed, produced, or developed by competent, trained personnel in a workmanlike manner. Consultant and its personnel shall comply with all applicable statues, rules and regulations governing all aspects of the services to be performed under this Agreement; provided that, as described in paragraph 1 of this Agreement, Client shall be fully responsible to assure all Client Information is accurate and complete. Client understands and acknowledges that Consultant cannot guarantee that the services provided hereunder will achieve any particular objective or fulfill any specified goals. Client further understands and acknowledges that Consultant is not registered or licensed as an investment advisor, financial planner, or broker/dealer, nor is Consultant licensed as principal or representative of any of the foregoing and that, by entering into this Agreement, Consultant is not undertaking to provide, nor will Consultant provide, any services that require any such registration or licensing. OTHER THAN THE FOREGOING EXPRESS WARRANTIES, CONSULTANT MAKES NO WARRANTIES WITH RESPECT TO THE QUALITY OF THE GOODS AND SERVICES TO BE PROVIDED HEREUNDER OR ANY RESULTS TO BE ACHIEVED, AND HEREBY EXPRESSLY DISCLAIMS THE EXISTENCE OF ANY SUCH REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION AND IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CONSULTANT SHALL HAVE NO LIABILITY FOR ANY


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INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES SUFFERED BY CLIENT AS A RESULT OF
ANY FAILURE ON THE PART OF CONSULTANT IN THE PERFORMANCE OF ITS DUTIES
HEREUNDER.

         b. In order to induce the Company to issue the Shares, recognizing that the Company will be relying on the information and on the representations set forth below, you hereby represent, warrant, and agree as follows:

                  (i) I have determined that the purchase of the shares of the Company (the "Shares") is a suitable investment for me and that I am a person who is able to bear economic risks including a total loss of an investment in the Shares.

                  (ii) I have acknowledge and am aware that except for the three day rescission rights provided under Florida law (or other rights under other applicable law), I am is not entitled to cancel, terminate or revoke this subscription, and any agreements of mine in the connection herewith shall survive my death or disability.

                  (iii) I have had the opportunity to ask questions of, and receive answers from management of the Company regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

         I may have access to whatever additional information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that I or my purchaser representative, if any, desires, provided that the Company can acquire such information without unreasonable effort or expense. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a) thereunder, I and my purchaser representative may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

                  (iv) I have had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (e) hereof.

         I hereby agree to indemnify and hold harmless the Company its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable attorney fees, expert witness and accounting fees and other disbursements and costs or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement contained herein.

         The representations, warranties, and agreements contained herein shall survive the delivery of, and payment for, the Shares.
--------------------------------------------------------------------------------
FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.

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

6. MISCELLANEOUS.

         a. This Agreement shall be interpreted and construed in accordance with the laws of the State of Florida. The parties agree that jurisdiction and venue of any dispute arising hereunder shall be in Broward County, Florida.

         b. Any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, shall be submitted to one arbitrator and settled by arbitration in Fort Lauderdale Florida, in accordance with the rules, then obtaining, of the American Arbitration Association. Any reward made by such arbitrator shall be final, binding, and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         c. Neither party may assign its rights or duties under this Agreement without the express prior written consent of the other party, except that Consultant may assign to any other party, without Client's consent, its right to receive all or any portions of the fees and expenses due and owing to it.

         d. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. The terms of this Agreement may be altered only by written agreement between the parties. The failure of either party to object to or take affirmative action with respect to any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the violation or breach, or of any future similar violation or breach.

         e. In the event of any cause of action, arbitration or litigation arising hereunder, all costs and reasonable attorney's fees of the prevailing party, including, without limitation, attorney's fees and costs at all administrative and appellate levels and in all bankruptcy proceedings, shall be paid by the non-prevailing party.

         f. This Agreement may be executed in any number of counterparts, by original or facsimile signature, all of which shall be deemed to be an original, but all of which shall be deemed to constitute but one instrument.

         g. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mail for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, or when sent by facsimile transmission charges prepared, provided that the communication is addressed to the parties as first set forth above or to such other person or address designated by Client or Consultant to receive notice.


         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.


IMAGING DIAGNOSTIC SYSTEMS, INC.            HAR-LES TOOL, INC.



BY: /S/ ALLAN L. SCHWARTZ,                  BY: /S/ EMIL MACK/S/
    EXECUTIVE VICE PRESIDENT

                                            Title: _____________________________

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